COMMUNITY BANKS, INC. & SUBSIDIARIES
                      ------------------------------------
                       Fiscal Insight - SEPTEMBER 30, 2003
                       -----------------------------------


                                   KEY RATIOS
                                   ----------

                                                                             2003                                2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Third      Second       First        Fourth      Third
                                                               Quarter     Quarter     Quarter       Quarter    Quarter      Annual
-----------------------------------------------------------------------------------------------------------------------------------
Earnings per share - basic (1)                                 $ 0.53      $ 0.52      $ 0.53        $ 0.48     $ 0.49      $ 1.90
Earnings per share - diluted (1)                               $ 0.52      $ 0.50      $ 0.52        $ 0.47     $ 0.48      $ 1.86

Return on average assets                                         1.12%       1.12%       1.21%         1.13%      1.17%       1.17%
Return on average equity                                        14.95%      14.62%      15.82%        14.46%     15.09%      15.46%
Return on average realized equity (2)                           15.65%      15.68%      16.70%        15.14%     15.61%      15.62%

Net interest margin                                              3.45%       3.49%       3.68%         3.65%      3.78%       3.78%
Non-interest income/revenues (FTE excluding security gains)     25.89%      23.56%      18.64%        18.51%     16.83%      18.70%
Provision for loan losses/average loans (annualized)             0.35%       0.25%       0.18%         0.26%      0.22%
Efficiency ratio                                                59.33%      59.89%      60.00%        59.09%     55.04%      56.81%

Non-performing assets to period-end loans                        1.11%       1.16%       1.17%         1.17%      1.03%
90 day past due loans to period-end loans                        0.01%       0.01%       0.01%         0.11%      0.08%
                                                               --------------------------------------------------------
Total risk elements to period-end loans                          1.12%       1.17%       1.18%         1.28%      1.11%
                                                               ========================================================

Allowance for loan losses to loans                               1.26%       1.29%       1.35%         1.36%      1.41%
Allowance for loan losses to
        non-accrual loans                                         119%        115%        123%          131%       148%
Net charge-offs/average loans (annualized)                       0.15%       0.14%       0.04%         0.45%      0.16%

Equity to assets                                                 7.53%       7.71%       7.40%         7.69%      7.87%


(1) Per share data has been restated to reflect stock dividends, including the 5% dividend paid April 30, 2003
(2)  Excludes other comprehensive income items


                             PER SHARE STATISTICS *
                             ----------------------

Diluted Earnings per Share
------------------------------------------------------------------------------------------------------------------------
                                                Fourth           Third           Second           First
                                                Quarter         Quarter          Quarter         Quarter          Total
------------------------------------------------------------------------------------------------------------------------
2003                                                             $0.52            $0.50           $0.52           $1.54
2002                                            $ 0.47           $0.48            $0.46           $0.45           $1.86
2001                                            $ 0.45           $0.44            $0.41           $0.08           $1.38
------------------------------------------------------------------------------------------------------------------------

Average Diluted Shares Outstanding
------------------------------------------------------------------------------------------------------------------------
                                                Fourth           Third           Second           First        Average for
                                                Quarter         Quarter          Quarter         Quarter          Year
------------------------------------------------------------------------------------------------------------------------
2003                                                             9,952            9,868           9,822           9,842
2002                                             9,847           9,913            9,951           9,944           9,914
2001                                             9,978           9,928            9,909           9,697           9,890
------------------------------------------------------------------------------------------------------------------------

Book Value per Share
----------------------------------------------------------------------------------------------------------
                                                Fourth           Third           Second           First
                                                Quarter         Quarter          Quarter         Quarter
----------------------------------------------------------------------------------------------------------
2003                                                            $14.18           $14.77          $13.64
2002                                            $13.44          $13.30           $12.56          $11.42
2001                                            $11.40          $11.76           $11.42          $11.12

Realized Book Value per Share (excludes other comprehensive income items)
----------------------------------------------------------------------------------------------------------
                                                Fourth           Third           Second           First
                                                Quarter         Quarter          Quarter         Quarter
----------------------------------------------------------------------------------------------------------
2003                                                            $13.72           $13.36          $13.02
2002                                            $12.76          $12.51           $12.30          $12.03
2001                                            $11.82          $11.53           $11.24          $10.98

* Per share data has been restated to reflect stock dividends, including the 5% dividend paid April 30, 2003


                             QUARTER END INFORMATION
                             -----------------------

(dollars in thousands)                                                     2003                                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Third          Second           First          Fourth          Third
                                                         Quarter         Quarter         Quarter         Quarter        Quarter
---------------------------------------------------------------------------------------------------------------------------------
Loans, net                                            $ 1,055,527      $  991,145      $  928,077      $  892,225      $  891,845
Earning assets                                          1,707,752       1,722,320       1,662,218       1,576,269       1,529,569
Goodwill and identifiable intangible assets                 4,699           2,446           1,741           1,760           1,778
Total assets                                            1,816,008       1,842,683       1,767,944       1,679,898       1,626,828
Deposits                                                1,210,632       1,194,225       1,146,143       1,132,913       1,115,395
Long-term debt                                            348,082         319,112         319,823         320,533         295,771
Subordinated debentures                                    15,000          15,000          15,000          15,000          -
Total shareholder's equity                                136,710         142,062         130,838         129,162         128,050
Accumulated other comprehensive income (net of tax)         4,451          13,624           5,972           6,538           7,680
---------------------------------------------------------------------------------------------------------------------------------



        CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
        ----------------------------------------------------------------

(dollars in thousands)                                                    2003                                    2002
---------------------------------------------------------------------------------------------------------------------------------
                                                        Third            Second           First          Fourth           Third
                                                       Quarter           Quarter         Quarter         Quarter         Quarter
---------------------------------------------------------------------------------------------------------------------------------
Assets
Earning Assets:
Loans                                                 $ 1,026,429      $  979,173      $  915,652      $  906,574      $  900,484
Federal funds sold and other                                5,241           4,591           4,680           3,726          13,570
Taxable investment securities                             469,450         483,410         488,680         434,243         397,015
Tax-exempt investment securities                          213,158         211,985         197,524         196,272         198,165
---------------------------------------------------------------------------------------------------------------------------------
Total Earning Assets                                    1,714,278       1,679,159       1,606,536       1,540,815       1,509,234




Cash and due from banks                                    37,037          37,945          32,430          32,775          41,520
Allowance for loan losses                                 (13,121)        (12,859)        (12,642)        (12,636)        (12,900)
Goodwill and other identifiable intangibles                 3,220           2,155           1,753           1,769           1,279
Premises, equipment and other assets                       73,818          72,985          74,807          71,136          64,841
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                          $ 1,815,232      $1,779,385      $1,702,884      $1,633,859      $1,603,974
---------------------------------------------------------------------------------------------------------------------------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings                                          $   417,872      $  386,797      $  356,668      $  334,036      $  328,699
     Time                                                 496,945         498,676         503,995         506,896         511,917
     Time deposits greater than $100,000                  108,006         115,359         109,336         117,557         101,360
Short-term borrowings                                     124,568         125,384          96,119          59,110          56,955
Long-term debt                                            343,508         334,550         335,263         313,257         295,827
---------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                      1,490,899       1,460,766       1,401,381       1,330,856       1,294,758



Noninterest-bearing deposits                              174,042         169,220         158,128         161,639         172,523
Other liabilities                                          13,715          12,910          12,575          14,138          12,098
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                       1,678,656       1,642,896       1,572,084       1,506,633       1,479,379

---------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity                                      136,576         136,489         130,800         127,226         124,595
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities and
     shareholders' equity                             $ 1,815,232      $1,779,385      $1,702,884      $1,633,859      $1,603,974
---------------------------------------------------------------------------------------------------------------------------------

                          Change in Average Balances *
---------------------------------------------------------------------------------------------------------------------------------

                                                                            2003                                     2002
---------------------------------------------------------------------------------------------------------------------------------
                                                            Third          Second           First          Fourth           Third
                                                           Quarter         Quarter         Quarter         Quarter         Quarter
---------------------------------------------------------------------------------------------------------------------------------
Loans                                                       14.0%           10.5%            6.4%            6.3%            6.6%
Total assets                                                13.2%           13.9%           12.0%            9.9%           12.9%
Deposits                                                     7.4%            6.9%            8.7%           12.2%           10.6%
Shareholders' equity                                         9.6%           19.7%           10.9%            9.2%           10.4%
---------------------------------------------------------------------------------------------------------------------------------

 * Compares the current quarter to the comparable quarter of the prior year.




                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------

(dollars in thousands)                                     2003                                   2002
--------------------------------------------------------------------------------------------------------------------
                                              Third       Second        First      Fourth        Third
                                             Quarter      Quarter      Quarter     Quarter      Quarter       Annual
--------------------------------------------------------------------------------------------------------------------
Interest income                              $23,769      $23,723      $23,771     $23,965      $24,413     $ 96,700
Tax equivalent adjustment                      1,630        1,589        1,518       1,447        1,446        5,788
--------------------------------------------------------------------------------------------------------------------

                                              25,399       25,312       25,289      25,412       25,859      102,488
Interest expense                              10,515       10,694       10,698      11,233       11,465       46,212
--------------------------------------------------------------------------------------------------------------------

Net interest income                           14,884       14,618       14,591      14,179       14,394       56,276
Provision for loan losses                        900          600          400         600          500        3,350
--------------------------------------------------------------------------------------------------------------------

Net interest income after provision           13,984       14,018       14,191      13,579       13,894       52,926
Non-interest income                            4,263        4,061        2,916       2,795        2,602       11,720
Investment security gains                        302          500        1,047         434           64        1,034
Gains on loan sales                              936          445          426         425          310        1,221
Non-interest expenses                         11,578       11,389       10,789      10,287        9,563       39,300
--------------------------------------------------------------------------------------------------------------------

Income before income taxes                     7,907        7,635        7,791       6,946        7,307       27,601
Income taxes                                   1,130        1,070        1,172         863        1,121        3,367
Tax equivalent adjustment                      1,630        1,589        1,518       1,447        1,446        5,788
--------------------------------------------------------------------------------------------------------------------

NET INCOME                                   $ 5,147      $ 4,976      $ 5,101     $ 4,636      $ 4,740      $18,446
--------------------------------------------------------------------------------------------------------------------

Tax effect of security transactions          $   106      $   175      $   366     $   152      $    22      $   362
--------------------------------------------------------------------------------------------------------------------




                         ANALYSIS OF NON-INTEREST INCOME
                         -------------------------------

(dollars in thousands)                                     2003                                  2002
--------------------------------------------------------------------------------------------------------------------
                                              Third       Second        First      Fourth        Third
                                             Quarter      Quarter      Quarter     Quarter      Quarter       Annual
----------------------------------------------------------------------- --------------------------------------------

Investment management and trust services     $   292      $   333      $   317     $   228      $   260      $   993
Service charges on deposit accounts            1,350        1,295        1,041         932          932        3,440
Other service charges, commissions and fees      799          776          754         616          568        2,471
Insurance premium income and commissions         819          848          410         503          331        2,016
Other income                                   1,003          809          394         516          511        2,800
--------------------------------------------------------------------------------------------------------------------
Total non-interest income                    $ 4,263      $ 4,061      $ 2,916     $ 2,795      $ 2,602      $11,720
--------------------------------------------------------------------------------------------------------------------





                        ANALYSIS OF NON-INTEREST EXPENSES
                        ---------------------------------

(dollars in thousands)                                      2003                                  2002
--------------------------------------------------------------------------------------------------------------------
                                              Third        Second       First       Fourth       Third
                                             Quarter      Quarter      Quarter     Quarter      Quarter       Annual
--------------------------------------------------------------------------------------------------------------------

Salaries and employee benefits               $ 6,623      $ 6,276      $ 5,900     $ 5,668      $ 5,638      $21,636
Net occupancy expense                          1,820        1,778        1,766       1,718        1,528        6,051
Other operating expenses                       3,135        3,335        3,123       2,901        2,397       11,613
--------------------------------------------------------------------------------------------------------------------

Total non-interest expenses                  $11,578      $11,389      $10,789     $10,287      $ 9,563      $39,300
--------------------------------------------------------------------------------------------------------------------


                             RISK ELEMENTS ANALYSIS
                             ----------------------

(dollars in thousands)                                     2003                            2002
-------------------------------------------------------------------------------------------------------
                                              Third       Second        First      Fourth        Third
                                             Quarter      Quarter      Quarter     Quarter      Quarter
-------------------------------------------------------------------------------------------------------

Non-performing assets:
     Non-accrual loans                       $11,310      $11,281      $10,263     $ 9,393      $ 8,640
     Troubled debt restructurings                  -            -            -           -            -
     Other real estate                           572          359          729       1,183          684
-------------------------------------------------------------------------------------------------------

Total non-performing assets                   11,882       11,640       10,992      10,576        9,324
Accruing loans 90 days or more past due           71           61          105         961          691
-------------------------------------------------------------------------------------------------------

Total risk elements                          $11,953      $11,701      $11,097     $11,537      $10,015
-------------------------------------------------------------------------------------------------------

Non-performing assets to period-end loans      1.11%        1.16%        1.17%       1.17%        1.03%
-------------------------------------------------------------------------------------------------------

90 day past due loans to period-end loans      0.01%        0.01%        0.01%       0.11%        0.08%
-------------------------------------------------------------------------------------------------------

Total risk elements to period-end loans        1.12%        1.17%        1.18%       1.28%        1.11%
-------------------------------------------------------------------------------------------------------



                            ALLOWANCE FOR LOAN LOSSES
                            -------------------------

(dollars in thousands)                                     2003                            2002
-------------------------------------------------------------------------------------------------------
                                              Third       Second        First      Fourth        Third
                                             Quarter      Quarter      Quarter     Quarter      Quarter
-------------------------------------------------------------------------------------------------------

Balance at beginning of period               $12,922      $12,653      $12,343     $12,769      $12,626
Loans charged off                               (564)        (504)        (292)     (1,557)        (577)
Recoveries                                       182          173          202         531          220
-------------------------------------------------------------------------------------------------------

Net loans charged off                           (382)        (331)         (90)     (1,026)        (357)
-------------------------------------------------------------------------------------------------------

Provision for loan losses                        900          600          400         600          500
-------------------------------------------------------------------------------------------------------

Balance at end of period                     $13,440      $12,922      $12,653     $12,343      $12,769
-------------------------------------------------------------------------------------------------------


Net loans charged-off to average loans*        0.15%        0.14%        0.04%       0.45%        0.16%
-------------------------------------------------------------------------------------------------------

Provision for loan losses to average loans*    0.35%        0.25%        0.18%       0.26%        0.22%
-------------------------------------------------------------------------------------------------------

Allowance for loan losses to loans             1.26%        1.29%        1.35%       1.36%        1.41%
-------------------------------------------------------------------------------------------------------

*Annualized



                                  OTHER RATIOS
                                  ------------

                                                                         2003                           2002
--------------------------------------------------------------------------------------------------------------------
                                                           Third       Second       First        Fourth       Third
                                                          Quarter      Quarter     Quarter      Quarter      Quarter
--------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost            101.5%       103.4%      101.6%       101.9%       102.2%
Dividend payout ratio                                       37.5%        38.6%       35.9%        39.5%        35.1%
Net loans to deposits ratio, average                        84.7%        82.6%       80.4%        80.1%        79.9%
--------------------------------------------------------------------------------------------------------------------





                       MARKET PRICE AND DIVIDENDS DECLARED
                       -----------------------------------


-------------------------------------------------------------------------------------------------
                                                      Closing Bid Price Range*
                                                  --------------------------------     Dividends
                           Quarter                      High            Low            Declared *
-------------------------------------------------------------------------------------------------
2003
-------------------------------------------------------------------------------------------------
                             I                         $28.36         $26.20            $0.1905
                             II                        $30.00         $27.86            $0.2000
                             III                       $33.50         $29.85            $0.2000
-------------------------------------------------------------------------------------------------
                                                                                        $0.5905
-------------------------------------------------------------------------------------------------

2002
-------------------------------------------------------------------------------------------------
                             I                         $26.43         $23.19            $0.1524
                             II                        $28.29         $24.33            $0.1714
                             III                       $26.37         $22.76            $0.1714
                             IV                        $27.62         $24.74            $0.1905
-------------------------------------------------------------------------------------------------

                                                                                        $0.6857
-------------------------------------------------------------------------------------------------

2001
-------------------------------------------------------------------------------------------------
                             I                         $19.85         $18.48            $0.1524
                             II                        $27.07         $19.14            $0.1524
                             III                       $27.03         $19.59            $0.1524
                             IV                        $24.72         $22.04            $0.1524
-------------------------------------------------------------------------------------------------

                                                                                        $0.6096
-------------------------------------------------------------------------------------------------

 * Restated to reflect stock dividends, including the 5% dividend paid April 30, 2003

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